U. S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                             FORM 8-K



                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              November 25, 1996





                    M. H. MEYERSON & CO., INC.
      (Exact name of registrant as specified in its charter)





              NEW JERSEY                  0-23410                  13-1924455
     (State of other jurisdiction       (Commission              (IRS Employer
           of incorporation)            File Number)         Identification No.)





      Newport Tower, 525 Washington Blvd., Jersey City, New Jersey 07310
                   (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code            (201) 459-9500




                          Not Applicable
  (Former name or former address, if changed since last report)



Item 5.  Other Events.

     On November 25, 1996, the Company accepted the resignation of Howard Blank from the Company's Board of Directors.





                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   M. H. MEYERSON & CO., INC.
                                        (registrant)



          Date:                         By:
                                        Michael Silvestri
                                        President and Chief Operating Officer